JPMMT 2022-DSC1 ABS-15G

Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name:	AMC Diligence, LLC

Business Name (if Different):

Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	J.P. Morgan Mortgage Acquisition Corp.

Business Name (if Different):

Principal Business Address:	383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2020
Fitch Ratings, Inc.	U.S. RMBS Ratings Criteria, April 18, 2022
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, February 2, 2021
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, March 9, 2021
S&P Global Ratings	Methodology and Assumptions for Rating U.S. RMBS Issued 2009 and Later dated February 22, 2018

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	AMC Diligence, LLC

By:	Tim Van Houtte

Signature:	/s/ Tim Van Houtte

Date:	November 9, 2022

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Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on non-conforming business purpose residential mortgages acquired from various parties. The review was conducted on behalf of J.P. Morgan Mortgage Acquisition Corp. (“Client”) during multiple transactions from December 2021 to October 2022 via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between March 2020 and August 2022.

(2) Sample size of the assets reviewed.

The Review was conducted on four hundred twenty-seven (427) mortgage loans selected by the Client with an aggregate original principal balance of approximately $142.990 million. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the entire portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Bathrooms	Borrower Last Name	Investor: Qualifying Total Debt Ratio	Original P&I	Representative FICO
# of Bedrooms	Borrower SSN	LTV Valuation Value	Original PITIA	State
# of Units	City	Margin	Original Term	Street
Appraisal As-Is Value	Coborrower First Name	Note Date	Other Financing Junior Total Original Loan Amount	Subject Debt Service Coverage Ratio
Appraisal Date	Coborrower Full Name	Occupancy	Prepayment Penalty Period (months)	Zip
Appraised Value	Coborrower Last Name	Original CLTV	Product Description
Borrower First Name	Coborrower SSN	Original Interest Rate	Property Type
Borrower FTHB	Contract Sales Price	Original Loan Amount	Purpose
Borrower Full Name	Guarantor 1 Last Name	Original LTV	Refi Purpose

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW

DOCUMENT REVIEW

For each Loan, AMC reviewed the corresponding Loan File and verified whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

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CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines were assessed during the review. An income calculation was not performed though the presence of income documentation if required by the guidelines was noted.

Credit Application: For the Credit Application, AMC verified whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC verified (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC verified the borrowing entity, if not an individual, is properly documented. In addition, AMC verified if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction was made between guarantors and principals, individuals, and business entities.

Property income: AMC determined whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios were calculated but instead a “Property DTI/DSCR” was calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC assessed whether the asset documentation required by the guidelines is present in the file. AMC verified that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

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Insurance: AMC (a) looked for the presence of rent loss insurance as required by the guidelines, (b) verified that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirmed that the flood certification is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood certification, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC also reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC reviewed for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, AMC looked for an independent, third party fraud report and background check in each file and reviewed the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC compared data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies were noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, and (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions.

With regard to the use of comparable properties, AMC’s review (i) reviewed ethe relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”), and Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were four hundred twenty-seven (427) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable S&P NRSRO grading criteria, one hundred thirty-eight (138) (32.32%) loans had an overall loan grade of “B”. Four (4) of the loans with an overall grade of “B” had exceptions across multiple exception types. After all documents were presented, under the applicable DBRS, Fitch, Kroll, and Moody’s NRSRO grading criteria, one hundred thirty-five (135) (31.62%) loans had an overall loan grade of “B”. None of the loans with an overall grade of “B” had exceptions across multiple exception types.

Exception Type	S&P Final Exception Rating	Exception Category	Total
Credit	B	Guideline	108
		Borrower and Mortgage Eligibility	28
		Loan Package Documentation	24
		Credit	19
		Asset	15
		Missing Document	12
		Insurance	11
		Title	3
		Business Purpose	3
		Appraisal Reconciliation	3
		Fraud	2
		Total Credit Grade (B) Exceptions:	228
Total Credit Exceptions:			228
Property	B	Appraisal Reconciliation	4
		Total Property Grade (B) Exceptions:	4
Total Property Exceptions:			4
Grand Total:			232

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Exception Type	DBRS, Fitch, Kroll, and Moody’s Final Exception Rating	Exception Category	Total
Credit	B	Guideline	108
		Borrower and Mortgage Eligibility	28
		Loan Package Documentation	24
		Credit	19
		Asset	15
		Missing Document	12
		Insurance	11
		Title	3
		Business Purpose	3
		Appraisal Reconciliation	3
		Fraud	2
		Total Credit Grade (B) Exceptions:	228
Total Credit Exceptions:			228
Grand Total:			228

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Of the four hundred twenty-seven (427) loans reviewed, under the applicable S&P NRSRO grading criteria, four (4) loans had a Property Review “B” grade for property/appraisal related issues (see exception detail below). Under the applicable DBRS, Fitch, Kroll, and Moody’s NRSRO grading criteria, all four hundred twenty-seven (427) loans carried a Property Review “A” grade.

S&P NRSRO Grade	# of Loans	% of Loans
A	423	99.06%
B	4	0.94%
C	0	0.00%
D	0	0.00%

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DBRS, Fitch, Kroll, and Moody’s NRSRO Grade	# of Loans	% of Loans
A	427	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

Two hundred ninety-two (292) mortgage loans (68.38%) of the total received an “A” Credit Review grade. The one hundred thirty-five (135) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	292	68.38%
B	135	31.62%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred twenty-seven (427) mortgage loans reviewed, three hundred ninety-four (394) (92.27%) mortgage loans had tape discrepancies across forty-one (41) unique data fields. The most common tape discrepancies were Occupancy (30.44%), Borrower Last Name (24.59%) and Property Type (23.89%).

Field	# of Loans	% of Loans
Occupancy	130	30.44%
Borrower Last Name	105	24.59%
Property Type	102	23.89%
Contract Sales Price	93	21.78%
Appraised Value	75	17.56%
Original Interest Rate	60	14.05%
Margin	52	12.18%
Borrower First Name	52	12.18%
Investor: Qualifying Total Debt Ratio	42	9.84%
Original LTV	38	8.90%
Representative FICO	30	7.03%
Original CLTV	28	6.56%
Original P&I	26	6.09%
Borrower Full Name	21	4.92%
Street	19	4.45%
Original Loan Amount	17	3.98%
Refi Purpose	13	3.04%
Zip	11	2.58%
City	10	2.34%
Note Date	10	2.34%
Appraisal Date	10	2.34%
Purpose	10	2.34%
Other Financing Junior Total Original Loan Amount	7	1.64%
Original PITIA	7	1.64%
Borrower FTHB	6	1.41%
Borrower SSN	6	1.41%
Coborrower First Name	5	1.17%
Coborrower Last Name	5	1.17%
# of Units	5	1.17%
State	4	0.94%
LTV Valuation Value	2	0.47%
Original Term	2	0.47%
Guarantor 1 Last Name	2	0.47%
Subject Debt Service Coverage Ratio	2	0.47%
Coborrower SSN	1	0.23%
Prepayment Penalty Period (months)	1	0.23%
# of Bathrooms	1	0.23%
# of Bedrooms	1	0.23%
Appraisal As-Is Value	1	0.23%
Product Description	1	0.23%
Coborrower Full Name	1	0.23%

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ADDITIONAL LOAN POPULATION SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	415	97.19%	$138,397,126.57	96.79%
Adjustable	12	2.81%	$4,592,450.00	3.21%
Total	427	100.00%	$142,989,576.57	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	427	100.00%	$142,989,576.57	100.00%
Total	427	100.00%	$142,989,576.57	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Other-than-first-time Home Purchase	205	48.01%	$67,033,823.00	46.88%
Cash Out: Other/Multi-purpose/Unknown Purpose	177	41.45%	$58,514,167.00	40.92%
Rate/Term Refinance - Borrower Initiated	25	5.85%	$10,042,786.57	7.02%
First Time Home Purchase	12	2.81%	$4,409,200.00	3.08%
Cash Out: Home Improvement/Renovation	7	1.64%	$2,911,600.00	2.04%
Cash Out: Debt Consolidation	1	0.23%	$78,000.00	0.05%
Total	427	100.00%	$142,989,576.57	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	404	94.61%	$127,255,126.57	89.00%
361+ Months	23	5.39%	$15,734,450.00	11.00%
Total	427	100.00%	$142,989,576.57	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	185	43.33%	$60,872,287.57	42.57%
PUD	68	15.93%	$23,144,930.00	16.19%
2 Family	68	15.93%	$24,472,090.00	17.11%
Condo, Low Rise	32	7.49%	$7,673,309.00	5.37%
3 Family	23	5.39%	$9,094,700.00	6.36%
1 Family Attached	17	3.98%	$3,634,160.00	2.54%
4 Family	14	3.28%	$6,513,600.00	4.56%
Unavailable	10	2.34%	$4,131,850.00	2.89%
Condo, High Rise	9	2.11%	$3,316,150.00	2.32%
Townhouse	1	0.23%	$136,500.00	0.10%
Total	427	100.00%	$142,989,576.57	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	427	100.00%	$142,989,576.57	100.00%
Total	427	100.00%	$142,989,576.57	100.00%

*Tables may not add to 100% due to rounding.

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EXCEPTION DETAIL

The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

S&P Exceptions	# of Loans	Grade Impact	Exception Type
Credit Exception:	31	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	31	B	Credit
Verification of housing pay history is required.	24	B	Credit
Guideline Requirement: Debt Service Coverage Ratio (Subject DSCR) discrepancy.	14	B	Credit
Guideline Requirement: Loan to value discrepancy.	9	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	6	B	Credit
Rent loss insurance is required on all properties and there is no evidence of this insurance in the file.	5	B	Credit
AUS Findings: Amortization term discrepancy.	5	B	Credit
Available for Closing is insufficient to cover Cash From Borrower.	5	B	Credit
Guideline Requirement: Minimum Loan Amount discrepancy.	4	B	Credit
Missing Document: Certificate of Good Standing not provided	4	B	Credit
Missing Document: Corporate Resolution not provided	4	B	Credit
Guideline Issue:Insufficient asset documentation.	4	B	Credit
Missing Document: Spousal Consent Form not provided	4	B	Credit
There is no lease in place for the subject property and the absence of this document casts doubt on business purpose of loan.	3	B	Credit
Missing Document: Lease Agreement not provided	3	B	Credit
Missing Document: Employer Identification Number (EIN) not provided	3	B	Credit
Missing Document: Asset Documentation not provided	3	B	Credit
Missing Document: Approval not provided	3	B	Credit
PDTI exceeds guideline maximum of 83%.	3	B	Credit
Valuation address does not match Note address.	3	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	3	B	Credit
Missing Document: Background Check not provided	3	B	Credit
Borrower is a first time home buyer and ineligible per guidelines.	2	B	Credit
Missing Document: Cash-Out Utilization not provided	2	B	Credit
Asset documentation is missing from the file and required per guidelines.	2	B	Credit
Background check is missing.	2	B	Credit
High - Fraud Alert identified on Fraud Report	2	B	Credit
Miscellaneous Credit (Non-Material):	2	B	Credit
Borrower has open Tradelines which are less than the minimum required by guidelines.	2	B	Credit
Insufficient Coverage: Hazard insurance coverage amount is insufficient.	2	B	Credit
Active Tradeline requirement not met.	2	B	Credit
Final Title Policy is missing. No evidence of title was found in file.	2	B	Credit
The borrower is a Non-Permanent Resident Alien and did not meet guides.	1	B	Credit
Asset qualifications not met per guidelines.	1	B	Credit
Ineligible property type.	1	B	Credit
Experience level does not meet the guideline requirements for an experienced investor.	1	B	Credit
Guideline Requirement: Maximum Loan Amount discrepancy.	1	B	Credit
Missing Document: Fraud Report not provided	1	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	1	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	1	B	Credit
Borrower does not own current residence and thus casts doubt on business purpose of loan.	1	B	Credit
Missing Document: Guarantor Agreement not provided	1	B	Credit
Aged document: Primary Valuation is older than guidelines permit	1	B	Credit
Aged document: Credit Report is more than 90 days prior to the note date.	1	B	Credit
Missing Document: Missing Final 1003	1	B	Credit
Missing Document: Articles of Organization/Formation not provided	1	B	Credit
1003 Error: Birth Date was not provided	1	B	Credit
Verification of Borrower's identity is missing.	1	B	Credit
Missing Document: Account Statements - Personal not provided	1	B	Credit
OFAC was not checked and required per guidelines.	1	B	Credit
Asset verification is less than 2 months verified as required by guidelines.	1	B	Credit
Missing Document: Credit Report not provided	1	B	Credit
Aged document: Asset Account date is more than 90 days prior to Closing.	1	B	Credit
Insufficient funds for Reserves. Guidelines require	1	B	Credit
Missing Document: Spousal Consent not provided.	1	B	Credit
Public Record Issue:	1	B	Credit
Borrower has active Tradelines which are less than the minimum required by guidelines.	1	B	Credit
Guideline Issue: Derogatory mortgage payments outside of credit guidelines	1	B	Credit
Missing Document: Closing Protection Letter not provided	1	B	Credit
Missing Document: Flood Insurance Policy not provided	1	B	Credit
Missing Document: Asset not provided	1	B	Credit
Missing Document: Source of Funds/Deposit not provided	1	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	1	B	Credit
Loan is to be securitized. Highest level secondary valuation supports the value. There is a lower level tertiary product that does not support the qualifying value.; Sec ID: 22	4	B	Property

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DBRS, Fitch, Kroll, and Moody’s Exceptions	# of Loans	Grade Impact	Exception Type
Credit Exception:	31	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	31	B	Credit
Verification of housing pay history is required.	24	B	Credit
Guideline Requirement: Debt Service Coverage Ratio (Subject DSCR) discrepancy.	14	B	Credit
Guideline Requirement: Loan to value discrepancy.	9	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	6	B	Credit
Rent loss insurance is required on all properties and there is no evidence of this insurance in the file.	5	B	Credit
AUS Findings: Amortization term discrepancy.	5	B	Credit
Available for Closing is insufficient to cover Cash From Borrower.	5	B	Credit
Guideline Requirement: Minimum Loan Amount discrepancy.	4	B	Credit
Missing Document: Certificate of Good Standing not provided	4	B	Credit
Missing Document: Corporate Resolution not provided	4	B	Credit
Guideline Issue:Insufficient asset documentation.	4	B	Credit
Missing Document: Spousal Consent Form not provided	4	B	Credit
There is no lease in place for the subject property and the absence of this document casts doubt on business purpose of loan.	3	B	Credit
Missing Document: Lease Agreement not provided	3	B	Credit
Missing Document: Employer Identification Number (EIN) not provided	3	B	Credit
Missing Document: Asset Documentation not provided	3	B	Credit
Missing Document: Approval not provided	3	B	Credit
PDTI exceeds guideline maximum of 83%.	3	B	Credit
Valuation address does not match Note address.	3	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	3	B	Credit
Missing Document: Background Check not provided	3	B	Credit
Borrower is a first time home buyer and ineligible per guidelines.	2	B	Credit
Missing Document: Cash-Out Utilization not provided	2	B	Credit
Asset documentation is missing from the file and required per guidelines.	2	B	Credit
Background check is missing.	2	B	Credit
High - Fraud Alert identified on Fraud Report	2	B	Credit
Miscellaneous Credit (Non-Material):	2	B	Credit
Borrower has open Tradelines which are less than the minimum required by guidelines.	2	B	Credit
Insufficient Coverage: Hazard insurance coverage amount is insufficient.	2	B	Credit
Active Tradeline requirement not met.	2	B	Credit
Final Title Policy is missing. No evidence of title was found in file.	2	B	Credit
The borrower is a Non-Permanent Resident Alien and did not meet guides.	1	B	Credit
Asset qualifications not met per guidelines.	1	B	Credit
Ineligible property type.	1	B	Credit
Experience level does not meet the guideline requirements for an experienced investor.	1	B	Credit
Guideline Requirement: Maximum Loan Amount discrepancy.	1	B	Credit
Missing Document: Fraud Report not provided	1	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	1	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	1	B	Credit
Borrower does not own current residence and thus casts doubt on business purpose of loan.	1	B	Credit
Missing Document: Guarantor Agreement not provided	1	B	Credit
Aged document: Primary Valuation is older than guidelines permit	1	B	Credit
Aged document: Credit Report is more than 90 days prior to the note date.	1	B	Credit
Missing Document: Missing Final 1003	1	B	Credit
Missing Document: Articles of Organization/Formation not provided	1	B	Credit
1003 Error: Birth Date was not provided	1	B	Credit
Verification of Borrower's identity is missing.	1	B	Credit
Missing Document: Account Statements - Personal not provided	1	B	Credit
OFAC was not checked and required per guidelines.	1	B	Credit
Asset verification is less than 2 months verified as required by guidelines.	1	B	Credit
Missing Document: Credit Report not provided	1	B	Credit
Aged document: Asset Account date is more than 90 days prior to Closing.	1	B	Credit
Insufficient funds for Reserves. Guidelines require	1	B	Credit
Missing Document: Spousal Consent not provided.	1	B	Credit
Public Record Issue:	1	B	Credit
Borrower has active Tradelines which are less than the minimum required by guidelines.	1	B	Credit
Guideline Issue: Derogatory mortgage payments outside of credit guidelines	1	B	Credit
Missing Document: Closing Protection Letter not provided	1	B	Credit
Missing Document: Flood Insurance Policy not provided	1	B	Credit
Missing Document: Asset not provided	1	B	Credit
Missing Document: Source of Funds/Deposit not provided	1	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	1	B	Credit

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